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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934 Date of
                     Report (Date of earliest event report):
                                October 31, 2001


                        Commission File Number 001-15469

                           THERMOVIEW INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                     61-1325129
   (State or other jurisdiction                        (I.R.S. Employer
  of incorporation or organization)                 Identification Number)


        5611 Fern Valley Road                               40228
         Louisville, Kentucky                            (Zip Code)
       (Address of principal executive offices)

                                  502-968-2020
              (Registrant's telephone number, including area code)

Item 5. Other Events.


     Filed as an exhibit hereto is a News Release, dated November 1, 2001, filed by ThermoView Industries, Inc.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits:             Exhibit No.       Description
                           -----------       -----------

99.1     News Release of ThermoView Industries, Inc. dated November 1, 2001.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ThermoView Industries, Inc.



Date:    November 1, 2001              By:  /s/Charles L. Smith
                                       -----------------------------------------
                                            Charles L. Smith,
                                            Chief Executive Officer
                                            (principal executive officer)

Exhibit 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE

      ThermoView Industries and Royal Group Technologies Form Joint Venture

     LOUISVILLE, KY and WOODBRIDGE, ONTARIO (November 1, 2001) -- ThermoView Industries, Inc. (AMEX: THV) and Royal Group Technologies Limited (TSE, NYSE:
RYG) have formed a joint venture, which has purchased certain assets of Complast Inc., a supplier of extruded components for the manufacture of window systems.

     Headquartered in Louisville, ThermoView Industries, Inc. is the nation's fifth largest home improvement and remodeling company, reaching consumers in 16 states, including major metropolitan areas such as Los Angeles, Chicago and St. Louis. Royal Group is an international company headquartered in Ontario, Canada. Royal Group manufactures polymer-based construction products for home improvement, consumer and construction markets, primarily in North America.

     Under the terms of the agreement, ThermoView Industries owns 40 percent of the joint venture and Royal Group owns 60 percent. The joint venture shall produce and sell extrusions consisting of composites of acrylonitrile butadiene styrene (ABS) and other materials. Additionally, ThermoView agreed to purchase extrusions from the joint venture.

     Complast Inc., a Minneapolis company, has provided composite extrusions to independent window manufacturers under the COMPOZIT brand name. COMPOZIT is a highly durable engineered polymer window system produced using polymer resins manufactured by General Electric's Plastics Division. Complast has been a supplier of COMPOZIT to ThermalLine Windows, a ThermoView window-manufacturing subsidiary in North Dakota, and others.

     The joint venture plans to relocate extruders and other equipment from Complast's plant in Minneapolis to, and carry on business from, Royal Group's facility in Winnipeg, Canada, operated by Royal Group's subsidiary, Dynast Plastics Limited.

     "This joint venture brings us lower costs and greater control over our raw materials," said Charles L. Smith, CEO of ThermoView. "It's a good strategy for us and a comfort knowing that our alliance with a billion-dollar company like Royal Group means a reliable supply of high quality thermoplastics for our window manufacturing operations."

     Royal Group's Chairman and CEO Vic De Zen said that the joint venture permits Royal and ThermoView to take advantage of a beneficial combination of Royal's extrusion expertise, material technology from GE's plastics division, and ThermoView's and other fabricators' manufacturing and retail networks. "We've been producing extrusions, including vinyl (PVC), for more than 30 years, so the Complast product line is a perfect complement to our existing products and represents another growth opportunity for Royal," said DeZen. "We think that composite extrusions are excellent products with a very bright future."

     Phillip Johnson, Technology Commercialization Leader of General Electric Plastics' Engineered Styrenic business, said, "We're pleased to see ThermoView and Royal Group Technologies form this joint venture and we're eager to work with them."

About ThermoView Industries, Inc.

     ThermoView Industries, Inc. designs, manufactures, markets, and installs home improvements in the $200 billion home improvement/renovation industry, and is the fifth-largest remodeler in the country, according to the September 2001 issue of Qualified Remodeler Magazine. It markets replacement doors and windows, siding, kitchen and bath remodeling and other products and services. ThermoView Industries' common stock is listed on the American Stock Exchange under the ticker symbol "THV." Additional information on ThermoView Industries is available at http://www.thermoviewinc.com.


About Royal Group Technologies

     Royal Group Technologies Limited is a manufacturer of innovative, polymer-based home improvement, consumer and construction products. The company has extensive vertical integration, with operations dedicated to provision of materials, machinery, tooling, real estate and transportation services to its plants producing finished products. Royal's manufacturing facilities are primarily located throughout North America, with international operations in South America, Europe and Asia. Additional investment information is available on Royal Group's web site at www.royalgrouptech.com in the "Investment Information" section.

                                      # # #
CONTACTS:
ThermoView Industries, Inc.:
     Terry   McWilliams   (terrym@mozaicir.com),   President,   Mozaic  Investor
Relations, Inc. (www.mozaicir.com), 502-326-0478 or 888-340-9822;

     James J. TerBeest, Chief Financial Officer, ThermoView Industries, Inc., (www.thermoviewinc.com), 502-968-2020. ---------------------

Royal Group Technologies Limited:
     Vic De Zen, Chairman, President and CEO, or Mark Badger, Vice President, Corporate Communications Phone: (905) 264-0701 Fax: (905) 264-0702

Statements in this news release that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans," "anticipates" and
"likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially  from  those  currently  anticipated  due  to  a  number  of  factors including, but not limited to history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure, general economic downturn and intellectual property rights. All forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Additional information on factors that may affect the business and financial results of Thermoview and Royal Group Technologies can be found in filings made with the Canadian Securities regulatory authorities and the Securities and Exchange Commission. Neither ThermoView nor Royal Group Technologies undertake any obligation to update forward-looking statements for revisions or changes after the date of this release.